EXHIBIT 99.1

Ra Medical Systems Receives Notice from NYSE American

Regarding Late Filing of Quarterly Report on Form 10-Q

Fort Mill, SC, May 30, 2023 – Ra Medical Systems, Inc. (the “Company”) (RMED: NYSE/American) announced today that on May 23, 2023, the Company received a notice from NYSE Regulation stating that the Company is not in compliance with the continued listing standards of the NYSE American (the “Exchange”) under the timely filing criteria set forth in Section 1007 of the NYSE American Company Guide (the “Company Guide”). The non-compliance results from the Company’s previously disclosed failure to timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 (the “Delinquent Report”) by the extended filing due date of May 22, 2023 (the “Filing Delinquency”).

As previously disclosed, the delay in the filing of the Company's Quarterly Report relates principally to completion of the auditor’s review process.  The delay in the review process relates to the accounting for the acquisition of Catheter Precision during the first quarter, including, among other items, the valuation of the Series X preferred stock exchanged for Catheter Precision common stock, the allocation of the derived valuation amongst the assets acquired (including the allocation to intangible product values, intellectual property values, and goodwill value), and the perceived decline in value of the various allocations from the purchase date on January 9, 2023 to the end of the quarterly period of March 31, 2023.  The decline in the value of the assets acquired is under review as a result of the decline in the RMED common stock trading price since the acquisition date.  Although the Company does not anticipate a lengthy delay, it is unable to project an exact filing date at this time.  Management and the audit committee are continuing to work towards the completion of the Quarterly Report and are cooperating with the Company’s auditors to ensure the review is completed as soon as possible.

In accordance with Section 1007 of the Company Guide, the Company will have six months from the date of the Filing Delinquency, or until November 22, 2023 (the “Initial Cure Period”), to file the Form 10-Q with the SEC. During the Initial Cure Period, the Exchange will monitor the Company and the status of the Delinquent Report and any subsequent delayed filings, until the Filing Delinquency is cured.  If the Company fails to file the Form 10-Q during the Initial Cure Period, the Exchange may, in its sole discretion, provide an additional six-month cure period (the “Additional Cure Period”). If the Exchange determines that an Additional Cure Period is not appropriate, suspension and delisting procedures will commence in accordance with the procedures set out in Section 1010 of the Company Guide. If the Exchange determines that an Additional Cure Period of up to six months is appropriate and we fail to file the Delinquent Report and any subsequent delayed filings by the end of that period, suspension and delisting procedures will generally commence.  The Company can regain compliance with the Exchange’s continued listing standards at any time during the Initial Cure Period or Additional Cure Period, as applicable, by filing the Form 10-Q and any subsequent delayed filings with the SEC.

Notwithstanding the foregoing, however, the Exchange may in its sole discretion decide (i) not to afford us an Initial Cure Period or Additional Cure Period, as the case may be, at all or (ii) at any time during the Initial Cure Period or Additional Cure Period, to truncate the Initial Cure Period or Additional Cure Period, as the case may be, and immediately commence suspension and delisting procedures if we should become subject to delisting pursuant to any other provision of the Company Guide, including if the Exchange believes, in the Exchange's sole discretion, that continued listing and trading of our securities on the Exchange is inadvisable or unwarranted in accordance with Sections 1001-1006 of the Company Manual.

During the Initial Cure Period and the Additional Cure Period, if applicable, the Company’s securities will continue to trade on the Exchange, subject to the Company’s compliance with other continued listing requirements, with a late filer (“.LF”) indicator.

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About Ra Medical Systems

Ra Medical, and its wholly owned subsidiary Catheter Precision, is an innovative U.S.-based medical device company bringing new solutions to market to improve the treatment of cardiac arrhythmias. It is focused on developing groundbreaking technology for electrophysiology procedures by collaborating with physicians and continuously advancing its products.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements.  Forward-looking statements can be identified by words such as “believe,” “anticipate,” “may,” “might,” “can,” “could,” “continue,” “depends,” “expect,” “expand,” “forecast,” “intend,” “predict,” “plan,” “rely,” “should,” “will,” “may,” “seek,” or the negative of these terms and other similar expressions, although not all forward-looking statements contain these words.  These forward-looking statements include, but are not limited to, our anticipated timing of the filing of our Report on Form 10-Q for the quarter ended March 31, 2023. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks and changes in circumstances, including but not limited to risks and uncertainties included under the caption “Risk Factors”  in the Company’s Form 10-K filed with the SEC and available at www.sec.gov.  These risks and uncertainties include, but aren’t limited to,  that we will not be able to reach profitability unless we are able to achieve our product expansion and growth goals, our research and development and commercialization efforts may depend on entering into agreements with corporate collaborators, we have entered into joint marketing agreements with respect to our products, and may enter into additional joint marketing agreements, that will reduce our revenues from product sales, royalty agreements with respect to our LockeT device will reduce any future profits from this product, if we experience significant disruptions in our information technology systems, our business may be adversely affected, litigation and other legal proceedings may adversely affect our business, if we make acquisitions or divestitures, we could encounter difficulties that harm our business, failure to attract and retain sufficient qualified personnel could also impede our growth, failure to maintain effective internal controls could cause our investors to lose confidence in us and adversely affect the market price of our common stock, if our internal controls are not effective, we may not be able to accurately report our financial results or prevent fraud, our revenues may depend on our customers’ receipt of adequate reimbursement from private insurers and government sponsored healthcare programs, we may be unable to compete successfully with companies in our highly competitive industry, many of whom have substantially greater resources than we do, our future operating results depend upon our ability to obtain components in sufficient quantities on commercially reasonable terms or according to schedules, prices, quality and volumes that are acceptable to us, and suppliers may fail to deliver components, or we may be unable to manage these components effectively or obtain these components on such terms, if hospitals, physicians and patients do not accept our current and future products or if the market for indications for which any product candidate is approved is smaller than expected, we may be unable to generate significant revenue, if any, our medical device operations are subject to pervasive and continuing FDA regulatory requirements, our products may be subject to additional recalls, revocations or suspensions after receiving FDA or foreign approval or clearance, which could divert managerial and financial resources, harm our reputation, and adversely affect our business, changes in trade policies among the U.S. and other countries, in particular the imposition of new or higher tariffs, could place pressure on our average selling prices as our customers seek to offset the impact of increased tariffs on their own products, increased tariffs or the imposition of other barriers to international trade could have a material adverse effect on our revenues and operating results.  In addition, our auditors may take longer to complete their review than we currently anticipate, and the calculation of the purchase price allocation with respect to the Catheter merger is a complicated, time-consuming evaluation, which requires the assistance of outside consultants, and which could negatively impact our ability to file our first quarter Form 10-Q within our anticipated time frame. The risks and uncertainties described above may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty, or other pandemics, supply chain disruptions from the Ukraine war and otherwise, and ongoing volatility in the stock markets and the U.S. economy in general.

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The forward-looking statements included in this communication are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

CONTACTS:

At the Company

David Jenkins

973-691-2000

mhuck@catheterprecision.com

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